Exhibit 10.2

February 5, 2014

Robert W. Musslewhite
Chief Executive Officer
2445 M Street NW
Washington DC 20037

Re: Collaboration Agreement, dated as of February 6, 2007, by and between The Corporate Executive Board Company and The Advisory Board Company (as previously amended, the “Collaboration Agreement”)

Dear Robert:

This letter confirms that The Corporate Executive Board Company (“CEB”) and The Advisory Board Company (“ABCO”) have agreed to extend the Initial NP Term and the Initial EC Term (as such terms are defined in the Collaboration Agreement) through February 5, 2017 as comtemplated by Sections 3.3(a) and 3.4(a) of the Collaboration Agreement, respectively, effective as of the date hereof.

Please indicate your agreement with the foregoing by signing and returning one copy of this letter to my attention, which shall constitute CEB’s and ABCO’s agreement with respect to the subject matter hereof.

Very truly yours,

/s/ Tom Monahan

Tom Monahan
Chairman of the Board and Chief Executive Officer

ACCEPTED AND AGREED:
THE ADVISORY BOARD COMPANY

By: /s/Robert W. Musslewhite
Robert W. Musslewhite
Chief Executive Officer